TCW MetWest Total Return Bond Fund

I-3 SHARE: MWTZX

AUGUST 25

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-241-4671 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated August 25, 2025, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-TR_0725

Investment Objective

The Total Return Bond Fund seeks to maximize long-term total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

I-3 Class
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.02%
Shareholder Servicing Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver and/or Expense Reimbursement[2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%

[1]

The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.20% (20 basis points) of the I-3 Class assets serviced by those intermediaries for shareholder services.

[2]

Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place through August 24, 2026. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the Class I-3 contractual expense limitation in the first year only (through August 24, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I-3	$58	$184	$323	$735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 418% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities or unrated securities determined by the Adviser to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.

The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, derivatives including credit default swaps and other swaps, futures, options and currency forward contracts, defaulted debt securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.

Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may normally short sell up to 25% of the value of its total assets.

Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors,

including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	U.S. Trade Policy Risk: There have been significant changes to United States trade policies, agreements and tariffs, and in the future there may be additional significant changes. These and any future developments, and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.
•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Mezzanine Securities Risk: the risk of investing in mezzanine securities, which generally are rated below investment grade or unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Foreign Investing Risk: the risk that Fund share prices may fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, the ongoing conflicts between Russia and Ukraine and among Israel, Hamas, Iran and other militant groups in the Middle East have caused and could continue to cause market disruptions in the regions and globally and thus could affect the value of the Fund’s investments.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. Because Class I-3 has not commenced operations as of the date of this prospectus, the bar chart shows performance for the Fund’s Class M shares and the table shows annual total returns for the Fund’s Class M, Class I, Class I-2, Administrative Class and Plan Class shares. Class M, Class I, Class I-2, Administrative Class and Plan Class shares would have substantially similar annual returns to Class I-3 shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class M, Class I, Class I-2, Administrative Class and Plan Class shares do not have the same expenses as Class I-3 shares. Performance information for Class I-3 shares will be provided after such shares have one full calendar year of performance.

The bar chart shows changes in the Fund’s performance from year to year. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares, Class I shares, Class I-2 Shares, Administrative Class shares and Plan Class shares of the Fund are March 31, 1997, March 31, 2000, March 6, 2020, December 18, 2009 and July 31, 2011, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

Total Return Bond Fund – Class M Shares

Annual Total Returns for Years Ended 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2025: 4.70%

Highest:	7.53%	(quarter ended December 31, 2023)
Lowest:	-6.25%	(quarter ended March 31, 2022)

Average Annual Total Returns

(For Periods Ended December 31, 2024)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	0.72%	-0.54%	1.11%	4.86%
- After Taxes on Distributions	-1.05%	-1.97%	-0.17%	2.85%
- After Taxes on Distributions and Sale of Fund Shares	0.43%	-0.95%	0.34%	2.97%
I – Before Taxes	1.05%	-0.31%	1.35%	4.65%
I-2 – Before Taxes	0.98%	N/A	N/A	-1.44%
Administrative – Before Taxes	0.71%	-0.64%	1.01%	2.76%
Plan – Before Taxes	1.12%	-0.24%	1.42%	2.45%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%	4.18%

[1]

The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser

Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Bryan T. Whalen, CFA	21 Years	Group Managing Director
Jerry Cudzil	2 Years	Group Managing Director
Ruben Hovhannisyan, CFA	2 Years	Group Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans).

Purchase Minimums for Class I-3

The following table provides the minimum initial and subsequent investment requirements for Class I-3. The minimums may be reduced or waived in some cases. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class I-3
Regular Accounts	$1,000,000	$50,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/ or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.